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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 5, 2002




                             INTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


        MINNESOTA                    0-21534                    41-1663712
(State or other jurisdiction    (Commission File No.)      (IRS Employer ID No.)
    of incorporation)


  604-221 Twelve Oaks Center, 15500 Wayzata Boulevard, Wayzata, Minnesota 55391
                    (Address of principal executive offices)

                                 (952) 925-8840
              (Registrant's telephone number, including area code)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On August 5, 2002, iNTELEFILM Corporation (the "Company") filed a voluntary petition for relief under Chapter 11 of the United State Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court") (Case No.02-32-788). The Company will continue to pursue realization of its May 2002 jury award of $9.5 million and related claims against ABC Radio Networks, Inc. and The Walt Disney Company as "debtor in possession" under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code since the Company had previously disposed of its operating businesses. On August 5, 2002, the Company issued a press release related to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      Exhibits

                  99.1      Press Release dated August 5, 2002



                                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2002            iNTELEFILM Corporation


                                 /s/ Mark A. Cohn

                                   Mark A. Cohn
                                   ITS:    Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX

99.1                       Press Release dated August 5, 2002